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                                                                EXHIBIT 10.26(a)

                   FIRST AMENDMENT TO JOINT VENTURE AGREEMENT


         THIS AMENDMENT is entered into and effective as of the 31st day of March, 1998, by and between BP CHEMICALS INC. ("BP") and STERLING CHEMICALS, INC. ("Sterling").

         WHEREAS, BP and Sterling are parties to a certain Joint Venture Agreement executed and effective as of March 31, 1998 ("Agreement"); and

         WHEREAS, BP and Sterling wish to modify the Agreement as hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and intending to be legally bound, BP and Sterling hereby amend the Agreement in the following respects:

         1. Section 3.4.3 of the Agreement is hereby amended to read in its entirety as follows:

                "3.4.3   The Parties shall *****

         2. Section 3.6 of the Agreement is hereby amended to read in its entirety as follows:

                "3.6     Price and Terms.  The Company shall *****

         3. The seventh sentence of Section 5.1 of the Agreement is hereby amended to read in its entirety as follows: *****

         4. Section 5.6 of the Agreement is hereby amended to read in its entirety as follows:

                "5.6 Volume Imbalances. Company purchases of Acrylonitrile loaded for shipment during each calendar quarter shall be provisionally allocated between the



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                Parties based, as nearly as possible, on each Party's then applicable BRV Ratio. At the end of each calendar year, each Party's actual BRV for that calendar year shall be reconciled with its provisionally allocated volume during that year and any difference or imbalance shall be added to the underallocated Party's BRV and subtracted from the overallocated Party's BRV for the next calendar year, as described in attached Exhibit D, to determine purchases by the Company from the Parties in such calendar year; provided, however, that such reconciliation of any volume imbalances shall not affect the Parties' respective BRVs or BRV Ratios for any other purpose under this Agreement."

         5. Exhibit D of the Agreement is hereby replaced in its entirety by the attached Exhibit D.

         6.     The sentence  *****

         7. To the extent that the terms of this Amendment vary from the terms of the Agreement, this Amendment shall constitute an amendment of the Agreement. Except as amended and modified by this Amendment, the Agreement shall continue in full force and effect. The Agreement and this Amendment shall be read, taken and construed as one and the same instrument. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement" shall mean and be a reference to the Agreement as amended hereby.

         8. This Amendment shall not be or become effective unless and until it has been duly executed and delivered by the parties but, upon such execution and delivery, shall be effective as of March 31, 1998.

         9. This Amendment shall inure to the benefit of, and shall be binding upon the parties and their respective successors and permitted assigns.

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         10.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         11. Should any clause, sentence, paragraph, subsection or Section of this Amendment be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Amendment, and the parties agree that the part or parts of this Amendment so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom as if such stricken part or parts had never been included herein.

         12. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

         13. This Amendment and the Agreement set forth all of the promises, agreements, conditions, understandings, warranties and representations between the parties with respect to the matters cover hereby, and supersede all prior agreements, arrangements and understandings between the parties, whether written, oral or otherwise. There are no promises, agreements, conditions, understandings, warranties or representations, oral or written, express or implied, between the parties concerning the subject matter hereof or thereof except as set forth herein or therein.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

BP CHEMICALS INC.                      STERLING CHEMICALS, INC.

By:                                    By:
   ---------------------------            ---------------------------------
Title                                  Title:
     -------------------------               ------------------------------



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                                    EXHIBIT D

                         PRICE AND VOLUME RECONCILIATION


                                      *****



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